UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2025, Aethlon Medical, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) in a virtual format. At the close of business on March 27, 2025, the record date for the Special Meeting, there were 16,061,096 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Special Meeting, 6,227,778 of the Company’s 16,061,096 shares of common stock entitled to vote as of the record date, or approximately 38.78%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Special Meeting are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on April 18, 2025, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: To approve, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our common stock at a ratio in the range of 1-for-5 to 1-for-12, with such ratio to be determined in the discretion of our Board of Directors and with such reverse stock split to be effected at such time and date as determined by our Board of Directors in its sole discretion (but in no event later than May 13, 2026):

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,493,733	2,645,768	88,277	–

Proposal No. 2: To approve the issuance of shares of common stock upon exercise of the warrants to purchase common stock (the “Inducement Warrants”) issued in a private placement, and to approve the Reset of Exercise Price provision contained in the Inducement Warrants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
941,724	186,801	20,721	–

Proposal No. 3: To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,083,490	1,064,163	80,125	–

Although Proposal No. 3 was approved by the Company’s stockholders, the chair of the Special Meeting did not elect to adjourn the meeting, as all of the foregoing proposals were also approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
	Name:	James B. Frakes Chief Executive Officer and Chief Financial Officer

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